Exhibit 10.1
*CERTAIN INFORMATION IDENTIFIED WITH A MARK
OF [**] HAS BEEN EXCLUDED FROM THIS EXHIBIT
BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD
BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SCHEDULE A

SUPPLEMENTAL CONFIRMATION

To:	Fifth Third Bancorp 38 Fountain Square Plaza Cincinnati, Ohio 45263
From:
Deutsche Bank AG, London Branch
Winchester house
1 Great Winchester St, London EC2N 2DB
Telephone: 44 20 7545 8000

c/o Deutsche Bank Securities Inc.
1 Columbus Circle
New York, NY 10019
Telephone: 212-250-2500

Internal Reference: 901201

Subject:	Accelerated Stock Buyback
Date:	July 18, 2025

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Deutsche Bank AG, London Branch (“Bank” or “Deutsche”) and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between Deutsche and Counterparty as of the relevant Trade Date for the Transaction referenced below.
1.This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September 30, 2024 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.
2.The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	July 18, 2025
Forward Price Adjustment Amount:	[**]*
Calculation Period Start Date:	July 21, 2025
Calculation Dates:	July 21, 2025 July 23, 2025 July 25, 2025 July 29, 2025 July 31, 2025 August 4, 2025

August 6, 2025
August 8, 2025
August 11, 2025
August 12, 2025
August 13, 2025
August 14, 2025
August 15, 2025
August 18, 2025
August 19, 2025
August 20, 2025
August 21, 2025
August 22, 2025
August 25, 2025
August 26, 2025
August 27, 2025
August 28, 2025
August 29, 2025
September 2, 2025
September 3, 2025
September 4, 2025
September 5, 2025
September 8, 2025
September 9, 2025
September 10, 2025
September 11, 2025
September 12, 2025
September 15, 2025
September 16, 2025
September 17, 2025
September 18, 2025
September 19, 2025
September 22, 2025
September 23, 2025
September 24, 2025
September 25, 2025
September 26, 2025

Scheduled Termination Date: First Acceleration Date:	September 26, 2025 [**]*
Prepayment Amount:	USD150,000,000
Prepayment Date:	July 21, 2025

Initial Shares:
2,963,049 Shares; provided that if, in connection with the Transaction, Deutsche is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that Deutsche is able to so borrow or otherwise acquire, and Deutsche shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect to the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

Initial Share Delivery Date:	July 21, 2025
Ordinary Dividend Amount:	[**]*
Scheduled Ex-Dividend Dates:	September 29, 2025
Termination Price:	[**]*
Reserved Shares:	58,907,104
Additional Relevant Days:	The 5th Exchange Business Days immediately following the Calculation Period.
3.Counterparty represents and warrants to Deutsche that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b- 18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.
4.US QFC Stay Rules
        The parties agree that (i) to the extent that prior to the date hereof all parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as Regulated Entity and/or Adhering Party as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” [ • ] shall be deemed “Covered Entities” and Fifth Third Bancorp shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, all parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this section. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other.
        “QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.
5.This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Deutsche) correctly sets forth the terms of the agreement between Deutsche and Counterparty with respect to any particular Transaction to which this Master Confirmation relates, by manually signing this Master Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Deutsche.

DEUTSCHE BANK AG, LONDON BRANCH

By: /s/ Daniel Byun_________________
Name: Daniel Byun
Title: Director

By: /s/ Graham Orton_______________
Name: Graham Orton
Title: Director

DEUTCHE BANK SECURITIES INC.,
acting solely as Agent in connection with the Transaction

By: /s/ Daniel Byun_________________
Name: Daniel Byun
Title: Director

By: /s/ Graham Orton_______________
Name: Graham Orton
Title: Director

Agreed and Accepted By:
FIFTH THIRD BANCORP

By: /s/ Brennen Willingham________
Name: Brennen Willingham
Title: Treasurer

*CERTAIN INFORMATION IDENTIFIED WITH A MARK
OF [**] HAS BEEN EXCLUDED FROM THIS EXHIBIT
BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD
BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SCHEDULE A

SUPPLEMENTAL CONFIRMATION

To:	Fifth Third Bancorp 38 Fountain Square Plaza Cincinnati, Ohio 45263
From:
Deutsche Bank AG, London Branch
Winchester house
1 Great Winchester St, London EC2N 2DB
Telephone: 44 20 7545 8000

c/o Deutsche Bank Securities Inc.
1 Columbus Circle
New York, NY 10019
Telephone: 212-250-2500

Internal Reference: 901202

Subject:	Accelerated Stock Buyback
Date:	July 18, 2025

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Deutsche Bank AG, London Branch (“Bank” or “Deutsche”) and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between Deutsche and Counterparty as of the relevant Trade Date for the Transaction referenced below.
1.This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September 30, 2024 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.
2.The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	July 18, 2025
Forward Price Adjustment Amount:	[**]*
Calculation Period Start Date:	July 22, 2025
Calculation Dates:	July 22, 2025 July 24, 2025 July 28, 2025 July 30, 2025 August 1, 2025 August 5, 2025

August 7, 2025
August 8, 2025
August 11, 2025
August 12, 2025
August 13, 2025
August 14, 2025
August 15, 2025
August 18, 2025
August 19, 2025
August 20, 2025
August 21, 2025
August 22, 2025
August 25, 2025
August 26, 2025
August 27, 2025
August 28, 2025
August 29, 2025
September 2, 2025
September 3, 2025
September 4, 2025
September 5, 2025
September 8, 2025
September 9, 2025
September 10, 2025
September 11, 2025
September 12, 2025
September 15, 2025
September 16, 2025
September 17, 2025
September 18, 2025
September 19, 2025
September 22, 2025
September 23, 2025
September 24, 2025
September 25, 2025
September 26, 2025

Scheduled Termination Date: First Acceleration Date:	September 26, 2025 [**]*
Prepayment Amount:	USD150,000,000
Prepayment Date:	July 21, 2025

Initial Shares:
2,963,049 Shares; provided that if, in connection with the Transaction, Deutsche is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that Deutsche is able to so borrow or otherwise acquire, and Deutsche shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect to the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

Initial Share Delivery Date:	July 21, 2025
Ordinary Dividend Amount:	[**]*
Scheduled Ex-Dividend Dates:	September 29, 2025
Termination Price:	[**]*
Reserved Shares:	58,907,104
Additional Relevant Days:	The 5th Exchange Business Days immediately following the Calculation Period.
3.Counterparty represents and warrants to Deutsche that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b- 18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.
4.US QFC Stay Rules
        The parties agree that (i) to the extent that prior to the date hereof all parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as Regulated Entity and/or Adhering Party as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” [ • ] shall be deemed “Covered Entities” and Fifth Third Bancorp shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, all parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this section. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other.
        “QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.
5.This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Deutsche) correctly sets forth the terms of the agreement between Deutsche and Counterparty with respect to any particular Transaction to which this Master Confirmation relates, by manually signing this Master Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Deutsche.

DEUTSCHE BANK AG, LONDON BRANCH

By: /s/ Daniel Byun_________________
Name: Daniel Byun
Title: Director

By: /s/ Graham Orton_______________
Name: Graham Orton
Title: Director

DEUTCHE BANK SECURITIES INC.,
acting solely as Agent in connection with the Transaction

By: /s/ Daniel Byun_________________
Name: Daniel Byun
Title: Director

By: /s/ Graham Orton_______________
Name: Graham Orton
Title: Director

Agreed and Accepted By:
FIFTH THIRD BANCORP

By: /s/ Brennen Willingham________
Name: Brennen Willingham
Title: Treasurer